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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ________

                                    FORM 8-K
                                    ________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JUNE 10, 1998



                     TROPICAL SPORTSWEAR INT'L CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          FLORIDA                   000-23161                59-3420305
(State or other jurisdiction    (Commission File Number)   (IRS Employer
    of incorporation)                                     Identification No.)


                            4902 WEST WATERS AVENUE
                           TAMPA, FLORIDA 33634-1302
                    (Address of Principal Executive Offices)
                                  813-249-4900
              (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

  On June 10, 1998, Tropical Sportswear Int'l Corporation ("TSI" or the "Company") completed its acquisition of Farah Incorporated, a Texas corporation ("Farah") pursuant to the terms of that certain Agreement and Plan of Merger (the "Merger Agreement") dated May 1, 1998, among the Company, Farah and Foxfire Acquisition Corp., a Texas corporation and a wholly owned subsidiary of the Company ("Acquiror Sub"). The Merger Agreement provided for the acquisition by Acquiror Sub of all the outstanding shares of Farah's common stock, no par value (the "Shares"), through (a) a cash tender offer (the "Offer") for all Shares at a price of $9 per share (the "Per Share Amount") and (b) a second-step merger pursuant to which Acquiror Sub would merge with and into Farah (the "Merger") and all outstanding Shares (other than Shares held in the treasury of Farah, Shares owned by the Company, Acquiror Sub or any other subsidiary of the Company and other than Shares held by any dissenting shareholders) would be converted into the right to receive the Per Share Amount in cash. The Offer expired at midnight, New York time, on June 5, 1998; the Company accepted all Shares tendered effective at 12:01 a.m. on June 6, 1998; and the Company delivered payment for such Shares to the Depositary on June 10, 1998. In addition, on June 10, 1998, the Acquiror Sub was merged with and into Farah pursuant to the short-form merger provisions of Texas law. Shortly after the completion of the Merger, Farah amended its Restated Articles of Incorporation to reduce its authorized capital stock and to change its name to Savane International Corp. ("Savane").

  The approximate consideration paid by the Company for the Shares purchased in the Offer and the Merger was $95.8 million, excluding fees relating to the transaction. The funds required in connection with the Offer and the Merger were initially provided through a $100 million bridge financing facility (the "Bridge Facility") with Prudential Securities Credit Corp. The Company intends to repay all indebtedness outstanding under the Bridge Facility with the proceeds of a private placement to institutional investors of $100 million of senior subordinated notes of the Company currently expected to be completed on or about June 24, 1998.

  Savane is a manufacturer of casual and dress pants, shorts, sportcoats, suit separates, skirts and shirts, principally marketed under the Savane(R), Farah(R) and John Henry(R) brands. Savane operates three divisions: Farah U.S.A., Farah International and Savane Direct. Farah U.S.A. produces branded and private label casual and dress apparel marketed to retailers throughout the United States. Farah International manufactures, sources and markets apparel primarily in the United Kingdom, Australia and New Zealand. Savane Direct operates 34 United States retail stores. The Company intends to evaluate Savane's assets in light of the Company's strategic and financial objectives, and to the extent such assets do not fit with those objectives, dispose of or discontinue operating such assets. The Company is currently considering its alternatives with respect to the Farah International and Savane Direct businesses. In addition, the Company intends to close the remainder of Savane's sewing operations in San Jose, Costa Rica. There can be no assurance that any such disposition or closure will be consummated.




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      On June 22, 1998, the Company sponsored a conference call in which the
Company's shareholders were invited to participate. The purpose of the conference call was to discuss the acquisition of Savane and the Company's strategy for its integration. An outline of the content of that conference call, filed as Exhibit 99.1 hereto, is incorporated herein by reference.

     Certain of the matters discussed in this report may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this report that address activities, events or developments that TSI expects or anticipates will or may occur in the future, including the successful implementation of TSI's and Farah's new management information systems, the amount and nature of future capital expenditures, business strategies and measures to implement such strategies, competitive strengths, expansion and growth of TSI's business and operations, references to future success, the realization of cost savings and business synergies resulting from the acquisition of Farah and other such matters are forward-looking statements. Such forward-looking statements may involve uncertainties and other factors that may cause the actual results and performance of TSI to be materially different from future results or performance expressed or implied by such statements. Cautionary statements regarding the risks associated with such forward-looking statements include, without limitation, those statements set forth below and elsewhere herein. Among others, factors that could adversely affect actual results and performance include failure to successfully integrate Farah's operations into those of the Company in a timely and efficient manner, the loss of a significant customer, delays in installing or malfunctions of the Company's or Farah's new management information systems, disruption in the operations of independent manufacturers, political or social instability in geographic areas in which the Company's independent manufacturers operate, changes in import and export regulations and sudden increases in raw material or labor prices. All written or oral forward-looking statements attributable to TSI are expressly qualified in their entirety by the foregoing cautionary statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

      The Unaudited Condensed Consolidated Statements and Audited Consolidated Financial Statements of Farah Incorporated, filed as Exhibit 99.2 hereto, are incorporated herein by reference.

(b)  Pro Forma Financial Information

      The Unaudited Pro Forma Combined Financial Data filed as Exhibit 99.3 hereto, is incorporated herein by reference.


(c)  Exhibits

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1 Outline of the content of conference call held on June 22, 1998.

99.2              Unaudited Condensed Consolidated Financial Statements and
                  Audited Consolidated Financial Statements of Farah
                  Incorporated.

99.3              Unaudited Pro Forma Combined Financial Data.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TROPICAL SPORTSWEAR INT'L CORPORATION
                                                (Registrant)




Date: June 22, 1998                   By  /s/ N. Larry McPherson
                                         ------------------------------------
                                         N. Larry McPherson
                                         Executive Vice President - Finance and
                                         Operations